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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): MAY 13, 2003


                         SHEFFIELD PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                    1-12584                                                  13-3808303
            (Commission File Number)                            (I.R.S. Employer Identification No.)


3136 WINTON ROAD, SUITE 201, ROCHESTER, NEW YORK                               14623
    (Address of principal executive offices)                                 (Zip Code)


                                 (585) 292-0310
                (Company's telephone number, including area code)


                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     EXHIBIT NUMBER           DESCRIPTION
     --------------           -----------

         99.1                 Press Release of Sheffield Pharmaceuticals, Inc.
                              dated May 13, 2003



ITEM 9.  REGULATION FD DISCLOSURE

(INFORMATION FURNISHED PURSUANT TO ITEM 12, "DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

On May 13, 2003, Sheffield Pharmaceuticals, Inc. announced its financial results for the quarter ended March 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Current Report on Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SHEFFIELD PHARMACEUTICALS, INC.

May 14, 2003                        By:  /s/ Thomas M. Fitzgerald
                                    -------------------------------------------
                                    Thomas M. Fitzgerald
                                    President and Chief Executive Officer




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                                INDEX TO EXHIBITS


  EXHIBIT NUMBER           DESCRIPTION
  --------------           -----------

       99.1                Press Release dated May 13, 2003